MORTGAGES PAYABLE AND CONSTRUCTION DEBT	12 Months Ended
Apr. 30, 2015
MORTGAGES PAYABLE AND CONSTRUCTION DEBT [Abstract]
MORTGAGES PAYABLE AND CONSTRUCTION DEBT

NOTE 8 • MORTGAGES PAYABLE AND CONSTRUCTION DEBT

Most of the properties owned by the Company individually serve as collateral for separate mortgage loans on single properties or groups of properties. The majority of these mortgages payable are non-recourse to the Company, other than for standard carve-out obligations such as fraud, waste, failure to insure, environmental conditions and failure to pay real estate taxes. Interest rates on mortgages payable range from 2.68% to 8.25%, and the mortgages have varying maturity dates from June 1, 2015, through July 1, 2036. As of April 30, 2015, the management of the Company believes there are no defaults or material compliance issues in regards to any of these mortgages payable other than one $122.6 million non-recourse loan by a Company subsidiary, for which we’ve received a default notice from the special servicer on April 14, 2015 due to nonpayment on April 6, 2015. The aggregate estimated fair value of the assets securing this loan is less than the outstanding loan balance of $122.6 million. This loan matures in October 2016 and has an interest rate of 5.93%. The Company cannot predict the outcome of the discussions with the special servicer on this loan.

Of the mortgages payable, the balance of fixed rate mortgages totaled $629.8 million and $666.0 million at April 30, 2015 and 2014, respectively, and the balances of variable rate mortgages totaled $38.3 million and $13.0 million as of April 30, 2015, and 2014, respectively. The Company does not utilize derivative financial instruments to mitigate its exposure to changes in market interest rates. Most of the fixed rate mortgages have substantial pre-payment penalties. As of April 30, 2015, the weighted-average rate of interest on the Company’s mortgage debt, excluding mortgages on properties held for sale, was 4.95%, compared to 5.16% on April 30, 2014. The aggregate amount of required future principal payments on mortgages payable as of April 30, 2015, excluding $11.5 million in outstanding mortgage indebtedness related to assets held for sale, is as follows:

Year Ended April 30,	(in thousands)
2016	$95,870
2017	41,549
2018	51,984
2019	90,716
2020	72,060
Thereafter	315,933

Total payments	$668,112

In addition to the individual first mortgage loans comprising the Company’s $668.1 million of mortgage indebtedness, the Company’s revolving, multi-bank secured line of credit discussed in Note 7 is secured as of April 30, 2015, by mortgages on 15 Company properties. This line of credit is not included in the Company’s mortgage indebtedness total. The Company currently has 48 unencumbered properties.

The Company’s construction debt totaled $136.2 million and $63.1 million on April 30 2015 and 2014, respectively.  The weighted average rate of interest on the construction debt as of April 30, 2015 was 3.38%, compared to 3.08% as of April 30, 2014. The total available to be drawn on the construction loans was $102.7 million at April 30, 2015.